                                                                    EXHIBIT 10.2

      LADD FURNITURE, INC. AND SUBSIDIARIES - Supplemental Financial Data
February 4, 1999            CONTACT: John J. Ong, CFA             (336) 315-4049

   CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (PRELIMINARY AND UNAUDITED)

                                               13 Wks. Ended 14 Wks. Ended 52 Wks. Ended 53 Wks. Ended
                                               -------------------------------------------------------
In thousands, except per share data                1/2/99        1/3/98        1/2/99       1/3/98
------------------------------------------------------------------------------------------------------
Net sales                                         $145,253      146,625      $571,063      525,500
Cost of sales                                      116,713      119,429       460,779      429,050
--------------------------------------------------------------------------------------------------
       Gross profit                                 28,540       27,196       110,284       96,450
Selling, general and administrative expenses        20,286       20,328        80,515       74,235
--------------------------------------------------------------------------------------------------
      Operating income                               8,254        6,868        29,769       22,215
Other deductions:
    Interest expense                                 2,123        2,817         9,298       11,242
    Other, net                                          43          276           375          792
--------------------------------------------------------------------------------------------------
                                                     2,166        3,093         9,673       12,034
--------------------------------------------------------------------------------------------------
    Earnings before income taxes                     6,088        3,775        20,096       10,181
Income tax expense                                   2,377        1,371         7,837        3,869
--------------------------------------------------------------------------------------------------
Net earnings                                      $  3,711        2,404      $ 12,259        6,312
--------------------------------------------------------------------------------------------------
Net earnings per common share - basic             $   0.47         0.31      $   1.57         0.81
Net earnings per common share - diluted               0.47         0.31          1.53         0.81
--------------------------------------------------------------------------------------------------
Weighted average number of common
    shares outstanding - diluted                     7,922        7,872         8,017        7,839
==================================================================================================

       CONDENSED CONSOLIDATED BALANCE SHEETS (PRELIMINARY AND UNAUDITED)

Dollar amounts in thousands                                     1/2/99        10/3/98       1/3/98
--------------------------------------------------------------------------------------------------
Assets
Current assets:
    Cash                                                       $    110           156           75
    Trade accounts receivable, net                               90,286        94,861       83,297
    Inventories, net                                             98,798       103,353       93,189
    Prepaid expenses and other current assets                     8,771         7,124        8,016
--------------------------------------------------------------------------------------------------
         Total current assets                                   197,965       205,494      184,577
--------------------------------------------------------------------------------------------------
Property, plant and equipment, net                               66,297        66,189       67,530
Intangible and other assets, net                                 72,703        73,836       77,083
--------------------------------------------------------------------------------------------------
                                                               $336,965       345,519      329,190
==================================================================================================

Liabilities and Shareholders' Equity
Current liabilities:
    Current installments of long-term debt                     $  6,590         6,590        6,807
    Trade accounts payable                                       31,296        36,982       29,488
    Accrued expenses and other current liabilities               37,384        38,617       31,952
--------------------------------------------------------------------------------------------------
         Total current liabilities                               75,270        82,189       68,247
--------------------------------------------------------------------------------------------------
Long-term debt, excluding current installments                  104,585       109,540      118,586
Deferred and other liabilities                                   12,589        13,067       11,432
--------------------------------------------------------------------------------------------------
         Total liabilities                                      192,444       204,796      198,265
--------------------------------------------------------------------------------------------------
Total shareholders' equity                                      144,521       140,723      130,925
--------------------------------------------------------------------------------------------------
                                                               $336,965       345,519      329,190
==================================================================================================